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                                                                EXHIBIT 10.9
                       WALNUT FINANCIAL SERVICES, INC.

                               AGENCY AGREEMENT

                                                        October 10, 1997

Walsh Manning Securities, LLC
90 Broad Street
New York, New York 10004

Gentlemen:

Walnut Financial Services, Inc., a Utah corporation ("Company"), proposes to offer for sale in a private placement ("Offering"), up to 80 Units (the "Units") (with a minimum of 50 Units), each Unit will contain (i) 50,000 shares of the Company's Common Stock; and (ii) 35,000 Class A Warrants.
Minimum purchase shall be One Unit or $50,000. The Placement Agent shall have the right to accept fractional interests in quarters. The Class A Warrants shall be exercisable at $1.50 per share over a five year period and are redeemable, upon the option of the Company, after one year at $0.10 per Warrant on 30 days written notice if the closing bid price on the NASDAQ quotation systems is at least $4.00 for 20 consecutive trading days. The Units will be offered on a "best efforts-all or none" basis, in accordance with Section 4(2) of the Securities Act of 1933, as amended ("Securities Act"), and Rule 506 of Regulation D promulgated thereunder with respect to 50 Units ("Minimum Units") and on a best efforts basis for the balance of the Units.

The Units have the terms and conditions reflected in the Company's Subscription Agreement to be executed by each purchaser of Shares
("Subscription Agreement"). The Confidential Private Placement Memorandum, together with all exhibits thereto, including the Subscription Agreement will be referred to herein as the "Offering Documents." Walsh Manning Securities, LLC is sometimes referred to herein as the "Placement Agent."

     1.  Appointment of Placement Agent; The offering.

         1.1 Appointment of Placement Agent. You are hereby appointed exclusive Placement Agent of the Company during the offering period herein specified for the purpose of assisting the Company in finding qualified investors as described in the Offering Documents ("Subscribers"). The Offering Period ("Offering Period") shall commence on the day the Offering Documents are first made available to you by the Company and shall continue for a period of 60 days, provided, however, that the Offering Period may be extended for an additional period not to exceed thirty (30) days by the mutual agreement of the Company and the Placement Agent, or may be terminated earlier if all Units offered hereby have been sold.


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If all Minimum Units are not sold prior to the end of the Offering Period, the
Offering will be terminated and all funds received from Subscribers will be returned, without interest and without any deduction. The day that the Offering Period terminates is hereinafter referred to as the "Termination Date." You hereby accept such agency and agree to use your best efforts to find qualified Subscribers. Your agency hereunder is not terminable by the Company except upon termination of the Offering. The Placement Agent shall have the right to have broker/dealers assist in the Offering at its sole discretion; provided, however, that such broker/dealers shall be reasonably acceptable to the Company.

         1.2 Offering Documents. The Company will provide the Placement Agent with a sufficient number of copies of the Offering Documents for delivery to potential Subscribers and such other information, documents and instruments which the Placement Agent deems reasonably necessary to comply with the rules, regulations and judicial and administrative interpretations respecting compliance with applicable state and federal statutes related to the Offering.

         1.3 Segregation of Funds. Each subscriber for Units shall tender to the Placement Agent a check payable to "American Stock Transfer Company-Walnut Financial Services, Inc. Special Account" in the amount of the investment subscribed for, which funds shall be held by held by American Stock
Transfer Company in a segregated non-interest bearing bank account, as set forth in the Subscription Agreement. Closing of the Offering shall take place within five business days after the minimum Units are sold and periodically thereafter as mutually agreed by the parties hereto (the "Closing Date").

         2. Representations and Warranties of the Company. The Company and each of its subsidiaries, all of which are listed on Schedule 2.1 hereto ("Subsidiaries"), jointly and severally, represent and warrant as follows:

         2.1 Due Incorporation and Qualification. The Company and each of its Subsidiaries, respectively, has been duly incorporated, is validly existing and is in good standing under the laws of its state of incorporation and is duly qualified as a foreign corporation (except where the failure to so qualify would not have a material adverse effect on the business, properties, financial position or results of operations of the company taken as a whole) for the transaction of business and is in good standing in each jurisdiction in which the ownership or leasing of its properties or the conduct of its business requires such qualification. The Company has elected to be regulated as a "Business Development Company" pursuant to Section 54 of the Investment Company Act of 1940, as amended (the "1940 Act"). Each of the Company and its Subsidiaries has all requisite corporate power and authority necessary to own or hold its properties and


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conduct its business as described in the Offering Documents and holds all material licenses, permits and other required authorizations from governmental authorities necessary for the conduct of its business (except where the failure to obtain such license, permit or other authorization would not have a material adverse effect on the business, properties, financial position or results of operations of the Company taken as a whole). The Company owns all of the issued and outstanding capital stock of each of the Subsidiaries free and clear of all liens, security interests and other encumbrances of any nature whatsoever, except as set forth on Schedule 2.1 attached hereto or described in the Offering Documents. Unless the context otherwise requires, all further references to the "Company" in this Agreement shall include the Subsidiaries.

         2.2 Authorized Capital. The Company shall have an authorized and outstanding capitalization as set forth on Schedule 2.2 hereto, with an authorized capital stock of no more than 50,000,000 shares of common stock, par value $.01 per share and 1,000,000 shares of Preferred Stock, no stated value, and all of the issued and outstanding shares of Common Stock have been duly and validly authorized and issued and are fully paid and non-assessable. No more than 14,806,653 shares of Common Stock are outstanding (exclusive of shares of Common Stock underlying Class A Warrants) and no shares of Preferred Stock will be outstanding prior to the Termination Date. None of the holders of such outstanding shares of Common Stock is subject to personal liability solely by reason of being such a holder except as otherwise provided by Utah corporate law. The offers and sales of such outstanding shares of Common Stock were at all relevant times either registered under the Securities Act and the applicable state securities or Blue Sky laws, or exempt from such registration. Except as described in the Offering Documents, no holder of any of the Company's securities has any rights, "demand," piggyback" or otherwise, to have such securities registered or to demand the filing of a registration statement. With respect to the Company's assets, as of the date hereof, it is in material compliance with Section 55 of the 1940 Act.

         2.3 No Preemptive Rights Options. Except as set forth on Schedule 2.3 hereto or described in the Offering Documents, there are no preemptive or other rights to subscribe for or purchase, or any restriction upon the voting or transfer of, any shares of Common Stock of the Company, under the Articles or Certificate of Incorporation or By-Laws of the Company or under any agreement or other outstanding instrument to which the Company is a party or by which it is bound, or under the business corporation law of the State of Utah. Except as set forth on Schedule 2.3 hereto or described in the Offering Documents, the Company does not have outstanding any option, warrant, convertible security, or other right permitting or requiring it to issue, or otherwise to purchase or convert any obligation into, shares of Common Stock of


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the Company and the Company has not agreed to issue or sell any shares of
Common Stock of the Company. As of the date hereof, the number of outstanding options and warrants do not exceed the amounts permitted under Section 61 of the 1940 Act.

         2.4 No Material Adverse Changes. Except as otherwise stated in the Offering Documents, (i) there has not been any change in the condition, financial or otherwise, of the Company which could materially adversely affect its ability to conduct its operations as described in the Offering Documents; and (ii) the Company has not incurred any material liabilities or obligations, direct or contingent, not in the ordinary course of business, which would have a material adverse effect on the business, properties, financial position or results of operations of the Company taken as a whole.

         2.5 No Pending Actions. Except as set forth on Schedule 2.5 hereto or described in the Offering Documents, there are no actions, suits, proceedings, claims or hearings of any kind or nature or, to the best of the knowledge and belief of the Company, any investigations or inquiries, before or by any court, governmental authority, tribunal or instrumentality (or to the best of the knowledge and judgment of the Company, any state of facts which would give rise thereto except as described in the Offering Documents), pending or, to the best knowledge of the Company, threatened, against the Company or any of its Subsidiaries, or involving the properties of the Company taken as a whole, which would result in any material adverse effect on the business, properties, financial position or results of operations of the Company taken as a whole, or which would materially adversely affect the transactions or other acts contemplated by this Agreement or the validity or enforceability of this Agreement.

         2.6 Private Offering Exemption; Offering Documents. The Offering Documents conform in all material respects with the applicable requirements of the 1940 Act and Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder ("Reg D") and with the requirements of all other published rules and regulations of the Securities and Exchange Commission currently in effect relating to "private offerings." The Offering Documents do not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Units conform to the description contained in the Offering Documents.

         2.7 Due Authorization. The Company has full right, power and authority to enter into this Agreement and issue the Units, the underlying securities and to perform all of its obligations hereunder and as contemplated hereby and pursuant to the terms of the securities comprising the Units. This Agreement has been duly authorized, executed and delivered by the Company and


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is a valid and binding obligation of the Company, enforceable in accordance with its terms (except (1) as the enforceability thereof may be limited by bankruptcy or other laws now or hereafter in effect relating to or affecting creditors' rights generally, (2) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceedings therefor may be brought, and (3) that the enforceability of the indemnification and contribution provisions of this Agreement may be limited by the federal securities laws and public policy), and except as described in the Offering Documents or described in Schedule 2.7 attached hereto, no material consent, approval, authorization, order of, or filing with, any court or governmental authority or any other third party is required to consummate the transactions contemplated by this Agreement, except that the offer and sale of the Units in certain jurisdictions may be subject to the provisions of the securities or Blue Sky laws of such jurisdictions.

         2.8 Non-Default; Non-Contravention. Neither the Company nor any of its Subsidiaries, respectively, is in violation of its Articles or Certificate of Incorporation or By-Laws or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any material contract, lease or other instrument to which it is a party, and the Company's execution and delivery of this Agreement, and/or the Units, and the incurrence of the obligations herein and therein set forth, and the consummation of the transactions contemplated herein will not (i) conflict with, or constitute a material breach of, or a material default under, the Articles or Certificate of Incorporation or By-Laws of the Company or any of its Subsidiaries, or any material contract, lease or other instrument to which the Company or any of its Subsidiaries is a party, or by which the properties of the Company or any of its Subsidiaries are bound; (ii) violate in a material way any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any Subsidiary or any of their respective properties or business; or (iii) have any material adverse effect on any permit, certification, registration, approval, consent, license or franchise necessary for the Company or any Subsidiary to own or lease and operate any of its properties and to conduct its business or the ability of the Company or any Subsidiary to make use thereof.

         2.9 Valid Issuances. The Units and the underlying securities have been duly and validly authorized and, when issued and delivered in accordance with the terms of the Subscription Agreement and this Agreement, will be duly and validly issued, fully paid and non-assessable.


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         2.10  No Anti-Dilution Adjustments. The issuance of the Units in the
Offering will not give any holder of any of the Company's outstanding options, warrants or other convertible securities or rights to purchase shares of the Company's Common Stock, the right to purchase any additional shares of Common Stock and/or the right to purchase shares at a reduced price.

         2.11 No Regulatory Problems. The Company (i) has not filed a registration statement which is subject of any pending proceeding or examination under Section 8 of the Securities Act, or is the subject of any refusal order or stop order thereunder; (ii) is not subject to any pending proceeding under Rule 261 of the Securities Act or any similar rule adopted under Section 3(b) of the Securities act, or to an order entered thereunder;
(iii) has not been convicted of any felony or misdemeanor in connection with the purchase or sale of any security or involving the making of any false filing with the Securities and Exchange Commission ("Commission"); (iv) is not subject to any order, judgment, or decree of any court of competent jurisdiction temporarily or preliminarily restraining or enjoining, or is subject to any order, judgement, or decree of any court of competent jurisdiction, permanently restraining or enjoining, the Company from engaging in or continuing any conduct or practice in connection with the purchase or sale of any security or involving the making of any false filing with the Commission; or (v) is not subject a United States Postal Service false representation order entered under Section 3005 of Title 39, United States Code; or a temporary restraining order or preliminary injunction entered under
Section 3007 of Title 39, United States Code, with respect to conduct alleged to have violated Section 3005 of Title 39, United States Code. None of the Company's directors, officers, or beneficial owners of 10 percent or more of any class of its equity securities (i) has been convicted of any felony or misdemeanor in connection with the purchase or sale of any security, involving the making of a false filing with the commission, or arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, or investment advisor; (ii) is subject to any order, judgement, or decree of any court of competent jurisdiction temporarily or preliminarily enjoining or restraining, or is subject to any order, judgment, or decree of any court of competent jurisdiction, permanently enjoining or restraining such person from engaging in or continuing any conduct or practice in connection with the purchase or sale of any security, or involving the making of a false filing with the Commission, or arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, or investment adviser; (iii) is subject to an order of the Commission entered pursuant to
Section 15(b), 15B(a) or 15B(c) of the Securities Exchange Act of 1934 ("1934 Act"), or is subject to an order of the Commission entered pursuant to Section 203(e) or (f) of the Investment Advisers Act of 1940; (iv) is suspended or expelled from membership in, or suspended or barred from association with a member of, an exchange registered as a national securities exchange pursuant to
Section 6 of the 1934 Act, an association registered as a national securities association under Section 15A of the 1934 Act, or a Canadian


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securities exchange or association for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade; or (v) is subject to a United States Postal Service false representation order entered under Section 3005 of Title 39, United States Code; or is subject to a restraining order or preliminary injunction entered under Section 3007 of Title 39, United States Code, with respect to conduct alleged to have violated
Section 3005 of Title 39, United States Code.

      3. Representations and Warranties of the Placement Agent. The Placement Agent represents and warrants as follows:

        (a) The Placement Agent is duly incorporated and validly existing and in good standing under the laws of its State of Incorporation.

        (b) The Placement Agent is a member of the National Association of Securities Dealers, Inc. in good standing and is a registered broker/dealer under the 1934 Act.

        (c) Sales of Units by the Placement Agent will only be made in such jurisdictions in which the Placement Agent is a registered broker-dealer or where an applicable exemption from such registration exists.

        (d) Offers and sales of Units by the Placement Agent will be made in compliance with the provisions of Regulation D to accredited investors only and the Placement Agent will furnish to each investor a copy of the Offering Documents prior to accepting any payments for Units.

        (e) The Placement Agent (i) has not filed a registration statement which is subject of any pending proceeding or examination under Section 8 of the Securities Act, or is the subject of any refusal order or stop order thereunder; (ii) is not subject to any pending proceeding under Rule 261 of the Securities Act or any similar rule adopted under Section 3(b) of the Securities act, or to an order entered thereunder; (iii) has not been convicted of any felony or misdemeanor in connection with the purchase or sale of any security or involving the making of any false filing with the Securities and Exchange Commission ("Commission"); (iv) is not subject to any order, judgment, or decree of any court of competent jurisdiction temporarily or preliminarily restraining or enjoining, or is subject to any order, judgement, or decree of any court of competent jurisdiction, permanently restraining or enjoining, the Placement Agent from engaging in or continuing any conduct or practice in connection with the purchase or sale of any security or involving the making of any false filing with the Commission; or (v) is not subject a United States Postal Service false representation order entered under Section 3005 of Title 39, United States Code; or a temporary restraining order or preliminary injunction entered under Section


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3007 of Title 39, United States Code, with respect to conduct alleged to have violated Section 3005 of Title 39, United States Code. None of the Placement Agent's directors, officers, or beneficial owners of 10 percent or more of any class of its equity securities (i) has been convicted of any felony or misdemeanor in connection with the purchase or sale of any security, involving the making of a false filing with the commission, or arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, or investment advisor; (ii) is subject to any order, judgement, or decree of any court of competent jurisdiction temporarily or preliminarily enjoining or restraining, or is subject to any order, judgment, or decree of any court of competent jurisdiction, permanently enjoining or restraining such person from engaging in or continuing any conduct or practice in connection with the purchase or sale of any security, or involving the making of a false filing with the Commission, or arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, or investment adviser; (iii) is subject to an order of the Commission entered pursuant to Section 15(b), 15B(a) or 15B(c) of the Securities Exchange Act of 1934 ("1934 Act"), or is subject to an order of the Commission entered pursuant to Section 203(e) or (f) of the Investment Advisers Act of 1940; (iv) is suspended or expelled from membership in, or suspended or barred from association with a member of, an exchange registered as a national securities exchange pursuant to Section 6 of the 1934 Act, an association registered as a national securities association under Section 15A of the 1934 Act, or a Canadian securities exchange or association for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade; or (v) is subject to a United States Postal Service false representation order entered under Section 3005 of Title 39, United States Code; or is subject to a restraining order or preliminary injunction entered under Section 3007 of Title 39, United States Code, with respect to conduct alleged to have violated
Section 3005 of Title 39, United States Code.

        (f) The Placement Agent has full right, power and authority to enter into this Agreement. This Agreement has been duly authorized, executed and delivered by the Placement Agent and is a valid and binding obligation of the Placement Agent, enforceable in accordance with its terms (except (1) as the enforceability thereof may be limited by bankruptcy or other laws now or hereafter in effect relating to or affecting creditors' rights generally, (2) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceedings therefor may be brought, and (3) that the enforceability of the indemnification and contribution provisions of this Agreement may be limited by the federal securities laws and public policy), and no material consent, approval, authorization, order of, or filing with, any court or governmental authority or any other third party is required to consummate the transactions


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contemplated by this Agreement.

        (g) The Placement Agent's execution, and delivery of this Agreement and the incurrence of the obligations herein and the consummation of the transactions contemplated herein will not (i) conflict with, or constitute of material breach of, or a material default under, the limited liability agreement, certificate of limited liability company or other organizational documents of the Placement Agent, or any contract, lease or other instrument by which the Placement Agent is bound; (ii) violate in a material way any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Placement Agent or its properties or business; or (iii) have any material adverse effect on any permit, certification, registration, approval, consent, license or franchise necessary for the Placement Agent to conduct its business.

     4. Closing.

        4.1 Closing. At any time prior to the Termination Date and after the sale of the Minimum Units and the clearance of the funds representing the sale of the Minimum Units, upon the mutual consent of the Company and the Placement Agent that there should be a Closing, a closing (the "Closing") shall take place at the offices of the Placement Agent, 90 Broad Street, New York, New York or such other place mutually agreed upon the parties. No Closing shall occur unless the Company's issued and outstanding securities conform to the requirements of the 1940 Act applicable to a BDC with respect to (i) type and amount; and (ii) the price, method and timing of issuance and will conform after the Closing. Thereafter, during the Offering Period Closings shall be scheduled periodically upon the sale of the balance of the Units. At each Closing, payment for the Units issued and sold by the Company shall be made against delivery of the certificates representing the Units and the underlying securities. The Placement Agent will deliver the Units to its customers.

        4.2 Deliveries at Closing. At the Closing, the Company shall deliver or cause to be delivered to the Placement Agent on behalf of the Placement Agent and the Subscribers:

             (i) The Opinion of Barack Ferrazzano Kirschbaum Perlman & Nagelberg dated as of the date of each Closing, substantially to the effect that:

                 (A) The Company and each of its Subsidiaries, respectively, has been duly organized and is validly existing and in good standing under the laws of the jurisdiction of its incorporation, has all requisite corporate power and authority necessary to own or hold its properties and conduct its business as described in the Offering Documents and is duly qualified as a


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foreign corporation for the transaction of business and is in good standing in each jurisdiction where the failure to be so qualified would have a materially adverse effect on the business, properties, financial position or results of operations of the Company taken as a whole.

                 (B) The Company has full corporate right, power and authority to enter into this Agreement, and to perform all of its obligations hereunder or contemplated hereby; the Company has full corporate right, power and authority to issue, sell and deliver the Units and the underlying securities except that the approval of the Company's shareholders is required in order to complete the maximum offering; this Agreement and the Units and the underlying securities have been duly authorized, executed and delivered by the Company and are the valid and binding obligation of the Company, enforceable in accordance with its terms except (1) as the enforceability thereof may be limited by bankruptcy or other laws now or hereafter in effect relating to or affecting creditors' rights generally, (2) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceedings therefor may be brought, and (3) that the enforceability of the indemnification and contribution provisions of the Agreement may be limited by the federal securities laws and public policy;

                 (C) The Units and the underlying securities, when issued in accordance with the terms of this Agreement, will be duly and validly issued and fully paid and non-assessable. The Units and the underlying securities conform to the description thereof contained in the Offering Documents. The certificates representing the Units and the underlying securities are in proper legal form. To the best knowledge of such counsel, except as described on
Schedule 2.2 hereto or in the Offering Documents, no holder of any of the Company's securities has any rights, "demand", piggyback" or otherwise, to have such securities registered or to demand the filing of a registration statement. Except as set forth on Schedule 2.3 hereto or in the Offering Documents, there are no preemptive or other rights to subscribe for or purchase, or any restriction upon the voting or transfer of, any shares of Common Stock of the Company, under the Articles or Certificate of Incorporation or By-Laws of the Company or under the business corporation law of the State of Utah, or, to the best knowledge of such counsel, under any agreement or other outstanding instrument to which the Company is a party or by which it is bound;

                 (D) Assuming that a proper Form D is filed in accordance with Rule 503 and that the offer and the sale of the Units by the Placement Agent was made in compliance with Rule 502(c) (which facts will not be independently verified by such counsel), the sale of Units and the underlying securities in the Offering is exempt from registration under the Securities Act and


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is in compliance with Reg D;

                   (E) Neither the execution and delivery of this Agreement nor compliance with the terms hereof, or the consummation of the transactions herein contemplated, has, or will, (i) conflict with, or constitute a material breach of, or a material default under, the Articles or Certificate of Incorporation or By-laws, of the Company or any of its Subsidiaries, respectively, or, to the best of such counsel's knowledge, any material contract, instrument or document to which the Company or any of its Subsidiaries, respectively, is a party, or by which the properties of the Company or any of its Subsidiaries are bound; (ii) to the best knowledge of such counsel, violate in a material way any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any Subsidiary or any of their respective properties or business; or (iii) to the best knowledge of such counsel, have any material adverse effect on any permit, certification, registration, approval, consent, license or franchise necessary for the Company to own or lease and operate any its properties and to conduct its business or the ability of the Company or any Subsidiary to make use thereof;

                   (F) To the best of such counsel's knowledge, except as disclosed on Schedule 2.5 hereto, there are no claims, actions, suits, hearings, investigations, inquiries or proceedings of any kind or nature, before or by any court, governmental authority, tribunal or instrumentality pending or threatened against or affecting the Company or any of its Subsidiaries or involving the properties of the Company or any of its Subsidiaries which would result in any material adverse effect on the business, properties, financial position or results of operations of the Company taken as a whole, or which would materially adversely affect the transactions or other acts contemplated by this Agreement or the validity or enforceability of this Agreement;

             (ii) A certificate of the Company, signed by two executive officers thereof stating that the representations and warranties contained in
Section 2 hereof are true and accurate in all material respects at each Closing, with the same effect as though expressly made at the Closing.

             (iii) The certificates representing the Common Stock and Warrants underlying the Units; and

             (iv) Such other Closing documents as shall be reasonably requested by the Placement Agent or its counsel.

             (v) The Company shall deliver to the Placement Agent the opinion of counsel acceptable to the Placement Agent.

                   (A)  To the best of such counsel's knowledge and

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based on a certificate delivered by the Company, the Company qualifies for election as a "Business Development Company" ("BDC") as such term is defined in the 1940 Act and the regulations promulgated thereunder;

                   (B) The Company has filed the necessary Notification of Election to be subject to the provisions of Sections 55 through 65 of the 1940 Act (the "Notice") with the Securities and Exchange Commission (the "Commission") to effect such election and that it is not aware of any impediment to such Notice being accepted by the Commission;

                   (C) To the best of such counsel's knowledge, and based on a certificate delivered by the Company, the Company is not, as of the date of Closing, in material violation of any provisions of the 1940 Act applicable to a BDC;

                   (D) To the best of such counsel's knowledge and based on a certificate delivered by the Company, the Company's issued and outstanding securities conform to the requirements of the 1940 Act applicable to a BDC with respect to (i) type and amount; and (ii) the price, method and timing of issuance; and

                   (E) Based on the information set forth in the Offering Documents and based on a certificate delivered by the Company, the securities to be issued by the Company in the Private Placement conform to the requirements of the 1940 Act applicable to a BDC with respect to (i) type and amount; and (ii) the price, method and timing of issuance; based on the information set forth in the Offering Documents and based on a certificate delivered by the Company, the compensation to be received by the Placement Agent for placing the securities offered in the Private Placement does not violate the 1940 Act.

         4.3 Blue Sky Survey. Counsel for the Placement Agent shall prepare and deliver at the Closing a summary blue sky survey stating the extent to which and the conditions upon which offers and sales of the Units may be made in certain jurisdictions. It is understood that such survey may be based on or rely upon; (i) the representations of each Subscriber set forth in his Subscription Agreement, and (ii) the representations, warranties and agreements of the Company and the Placement Agent set forth in this Agreement.

         4.4 Placement Agent's Fees and Expenses. At each closing, the Company shall pay to the Placement Agent; (i) a commission equal to 10% of the aggregate purchase price of the Units sold; and (ii) a non-accountable expense allowance of 3% of the gross proceeds of the Offering, of which amount the sum of $15,000 shall be paid simultaneously herewith as a non-refundable deposit. On or before the Closing, the Company shall pay all expenses of the Offering, including reasonable fees and disbursements of counsel to the Placement Agent in connection with the qualification of the Units under the securities or Blue Sky laws of the states which the Placement Agent shall designate (subject to the reasonable approval of the Company). All the foregoing amounts are payable directly to the parties who are owed same by deduction from the aggregate purchase price of the Units sold. If the Offering is not consummated because the Placement Agent prevents its completion (except if such prevention is based upon a breach by the Company of any material covenant, representation or warranty contained herein or upon a misstatement to the Placement Agent by the Company of a material fact or omission by the Company to state a material fact relating to the business and financial condition and prospects of Company necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading), then the Company shall not be liable to the Placement Agent for any of the foregoing expenses. If the Offering is not consummated because the Company prevents its completion or because of a breach by the Company of any such covenants, representations or warranties or because of any such misstatements or omissions by the Company, then the Company's liability for the Placement Agent's expenses shall be equal to the Placement Agent's actual accountable expenses, but the Company's total liability for such expense allowance shall be no more than $25,000.00, in the aggregate.

         4.5 Warrant Solicitation Fee. Commencing on the date hereof, the Company shall pay to the Placement Agent a commission equal to five (5%) percent of the exercise price of the Warrants forming a part of the Units, payable on the date of exercise thereof on terms provided for in the Warrant Agreement dated on or before the Closing between the Company and Corporate Stock Transfer Company, Inc. The Company will not solicit the exercise price of such Warrants other than through the Placement Agent and will not authorize any other dealer or engage in such solicitation without the Placement Agent's prior written consent.

     5. Covenants. The Company and each of its Subsidiaries, respectively, covenant and agree that:

         5.1 Amendments to Offering Documents. Until the Offering has been completed or terminated, if there shall occur any event relating to or affecting, among other things, the Company, any of its Subsidiaries or any affiliate, or the proposed operations of the Company as described in the Offering Documents, as a result of which it is necessary, in the opinion of counsel for the Placement Agent or counsel for the Company, to amend or supplement the Offering Documents in order that the Offering Documents will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Company shall immediately prepare and furnish to the Placement Agent a reasonable number of copies of an appropriate amendment of or supplement to the Offering

Documents, in form and substance reasonable satisfactory to counsel for the Placement Agent.

         5.2 Use of Proceeds. The net proceeds of the offering of the Units will be used by the Company for working capital and other operational requirements of its business as set forth in the Offering Documents.

         5.3 Expenses of Offering. The Company shall be responsible for, and shall pay, all expenses directly and necessarily incurred by the Company in connection with the proposed financing, including, but not limited to, the costs of preparing, printing and filing, where necessary, the Offering Documents and all amendments and supplements thereto, other than Placement Agent's legal fees.

         5.4 Finder's Fees. The Company does hereby engage the Placement Agent to render services under the terms and conditions herein set forth:

              (a) In the event that the Placement Agent introduces in writing, after the date hereof, any acquisition of and/or merger with other companies or joint ventures for other contracts or arrangements with any third parties including, without limitation, the sale of the Company (or any significant portion, subsidiaries or affiliates thereof) occur which were arranged by the Placement Agent, the Company shall pay the Placement Agent as follows:


     Legal Consideration           Fee
     -------------------           ---
$ -0-      to $3,000,000           5% of Legal Consideration

$3,000,001 to $4,000,000           $150,000 plus 4% of excess Legal
                                   Consideration over $3,000,000

$4,000,001 to $5,000,000           $190,000 plus 3% of excess Legal
                                   Consideration over $4,000,000

$ Over        $5,000,000           $220,000 plus 2% of excess Legal
                                   Consideration over $5,000,000

     The phrase "Legal Consideration" for the purpose of this Agreement, shall mean the total of securities (valued at market on the day of closing, or if there is no public market, valued as set forth in the acquisition agreement), cash and assets and property or other benefits exchanged by the Company or received by the Company or its shareholders as consideration, irrespective of the period of payment or terms (all valued at fair market present value as agreed or, if not, by an independent appraiser), for such transaction.

     Notwithstanding anything to the contrary contained in this Section 5.4, the Company shall be under no obligation to negotiate with or consummate any transaction with any person or entity introduced to the Company by the Placement Agent except, if at all, on terms and conditions acceptable to the Company in its sole and absolute discretion. Furthermore, the provisions of this Section 5.4 shall not apply to the acquisition of any of the assets or securities of, or merger with, any of Pacific Financial Services Corp., Inland Financial Services, National Factors, Inc. or Management Financial.

         (b) All fees payable under this Section 5.4 are due and payable to the Placement Agent, in cash or by certified check, at the closing or closings of any transactions contemplated hereby; provided, that if the Legal Consideration on any transaction is other than all cash, the payment to the Placement Agent shall be, at the option of the Placement Agent, either the cash equivalent or such other consideration proportionate with the types of Legal Consideration paid on such transaction. No fees shall be payable under this
Section 5.4 or otherwise if, for any reason, the transactions described herein are not consummated.

         (c) Subject to Sections 8 and 9 below, this Section 5.4 shall remain in effect for a term of two (2) years from the date hereof.

         5.5 Right of First Refusal. In consideration of accepting the appointment as Placement Agent hereunder, the Company does hereby grant to the Placement Agent for a period of three (3) years from the date hereof (subject to Sections 8 and 9 below) the first right of refusal to act as managing underwriter for a public or private offering of securities for the Company, excluding any offering to employees of the Company or offerings made in connection with any acquisition of, or merger with, another company. The Company shall give to the Placement Agent copies of all information concerning any proposal for a public or private offering by any underwriter and the Placement Agent shall have 15 business days to accept or reject such proposal.

         5.6 Key-Man Life Insurance. The Company shall maintain key-man life insurance in the face amounts of $1,000,000 on each of Burton W. Kanter and Joel Kanter.

         5.7 Observe Rights. The Placement Agent shall have the right to have a designee attend all meetings of the Board of Directors for a five year period from the Closing of the Offering. The Company shall reimburse such designee for all reasonable out-of-pocket expenses incurred by such designee for attendance at such meetings, upon presentation of invoices, receipts or such other documentation reasonably requested by the Company. Such designee shall have no right to vote on any matters brought before the Board of Directors.

         5.8 Notice Requirement. For a period of two years from the closing of the Offering, the Company shall provide to the Placement Agent 30 days advance written notice of (i) all issuances of securities by the Company; and
(ii) all registration statements to be filed by the Company with the commission registering securities for or by the Company or any security holder.

     6.  Registration Rights; Lock-Up.

         6.1 Registration Rights. As more fully described in the Offering Documents to be executed by the Company and each Subscriber, the Company shall grant each Subscriber the right to "piggy back" the Common Stock included in the Units and the Common Stock underlying the Warrants included in the Units purchased by him on each registration statement for the sale of Common Stock filed by the Company after the Closing (except Registration Statements on Form S-4 and S-8), at the Company's cost and expense (except commissions); provided however, that, if the offering with respect to which the registration statement is filed is managed by an underwriter, then (A) if shares of Common Stock to be sold only by the Company are being registered (and not those of security holders other than the Subscribers), the Subscribers shall not sell their shares of Common Stock under such registration statement until 90 days after the effective date of the registration statement or later as determined by the underwriter in its sole discretion, and (B) if shares of Common Stock are to be registered for the benefit of any other selling security holder ("Selling Holder"), each Subscriber shall be entitled to sell immediately under such registration statement, a percentage of the total number of shares owned by him equal to the highest percentage of shares to be sold under such registration statement (vis-a-vis the total number of shares owned) by any such Selling Holder, with each Subscriber being entitled to sell the balance of his shares under such registration statement commencing 90 days after the effective date of the registration statement. The Company shall give the Subscribers 30 days notice of the filing of any registration statement and shall keep any registration statement onto which Subscribers have "piggy backed" their shares effective for a period of not less than nine months from its effective date, or such shorter period terminating when all Subscribers electing to be included in such registration statement have sold all of their shares.

         6.2 Demand Registration. Commencing six months following the final Closing hereunder, the Placement Agent on behalf of the Subscribers shall have the right to demand that the Company register with the Commission the Common Stock included in the Units and the Common Stock underlying the Warrants included in the Units (the "Registerable Securities") and to keep such Registration Statement effective and current" until the earlier of (i) the public sale of all of the Registerable Securities; or (ii) until all of the Registerable Securities may be sold pursuant to Rule 144 promulgated under the Securities Act as then in effect. The Company will, at its sole expense, "Blue Sky" the Registerable Securities in such states as the Placement Agent shall reasonably request, including but not limited to each state in which the Units are sold. All expenses of such registration shall be at the Company's expense. Such registration statement shall remain effective for a period of nine months from its effective date.

         6.3 Lock-Up. As more fully described in the Subscription Agreement to be executed by the Company and each Subscriber, each Subscriber will agree not to sell, transfer, gift or otherwise dispose of, either publicly or privately, the Units of the underlying securities acquired in the Offering for a period of 18 months from the final Closing hereunder, without the written consent of the Placement Agent, and all officers, directors and those shareholders listed on Schedule 6.3 hereto shall agree not to sell, transfer, gift or otherwise dispose of, either publicly or privately, their securities in the Company for a two year period from the final closing, without the consent of the Placement Agent.

     7.  Indemnification and Contribution.

         (a) Indemnification by the Company. The Company agrees to indemnify and hold harmless the Placement Agent and each person, if any, who controls the Placement Agent within the meaning of the Securities Act and/or 1934 Act against any losses, claims, damages or liabilities, joint or several, to which the Placement Agent or such controlling person may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement of a material fact contained (A) in the Offering Documents, or (B) in any blue sky application or other document executed by the Company specifically for blue sky purposes or based upon any other written information furnished by the Company or on its behalf to any state or other jurisdiction in order to qualify any or all of the Units and the underlying securities under the securities laws thereof (any such application, document or information being hereinafter called a "Blue Sky Application"), or (ii) the omission to state in the Offering Documents or in any Blue Sky Application a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and will reimburse the Placement Agent and each such controlling person for any legal or other expenses subject to Section 7(c) below reasonably incurred by the Placement Agent or such controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by the Placement Agent in the preparation of the Offering Documents or any such Blue Sky Application, or (ii) the Placement Agent's bad faith, gross negligence or willful misconduct.

         (b) Indemnification by the Placement Agent. The Placement Agent agrees to indemnify and hold harmless the Company and each person, if any, who controls the Company with in the meaning and the Securities Act and/or 1934 Act against any losses, claims, damages or liabilities, joint or several, to which the Company or such controlling person may become subject, under the Securities Act or otherwise insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement of a material fact contained (A) in the Offering Documents, or (B) in any Blue Sky Application, or (ii) the omission to state in the Offering Documents or in any Blue Sky Application a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; but in each case, only if and to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the Placement Agent specifically for use in the preparation of the Offering Documents or any such Blue Sky Application; provided however that the Placement Agent will not be liable for the Company's bad faith, gross negligence or willful misconduct.

         (c) Procedure. Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 7, notify in writing the indemnifying party of the commencement thereof; provided however, that the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability under this Section 7 as to the particular item for which indemnification is then being sought, unless such failure to so notify materially adversely prejudices the indemnifying party with respect to such particular item. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may wish, jointly with any other indemnifying party, similarly notified, to assume the defense thereof, with counsel who shall be to the reasonable satisfaction of such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this paragraph 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. Any such indemnifying party shall not be liable to any such indemnified party on account of any settlement of any claim or action effected without the consent of such indemnifying party.

         (d) Contribution. If the indemnification provided for in this Section 7 is unavailable to any indemnified party in respect to any losses, claims, damages, liabilities or expenses referred to therein then the indemnifying party, in lieu of indemnifying such indemnified a party, will contribute to the amount paid or payable by such indemnified party, as a result of such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand, and the Placement Agent on the other hand, from the Offering, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above, but also the relative fault of the Company on the one hand, and of the Placement Agent on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expense as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand, and the Placement Agent on the other hand, shall be deemed to be in the same proportion as the total proceeds from the Offering (net of sales commissions and other payments to the Placement Agent, but before deducting expenses) received by the Company, bear to the commissions received by the Placement Agent. The relative fault of the Company on the one hand, and the Placement Agent on the other hand, will be determined with reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company, and its relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         (e) Equitable Considerations. The Company and the Placement Agent agree that it would not be just and equitable if contribution pursuant to this
Section 7 were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph.

         (f) Attorneys' Fees. The amount payable by a party under this Section 7 as a result of the losses, claims, damages, liabilities or expenses referred to above will be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending (subject to Section 7(c) above) any action or claim.

     8. Termination by Placement Agent. The Placement Agent will have the right to terminate this Agreement by giving written notice to the Company as herein specified, at any time, at or prior to the Closing Date: (a) if the Company shall have failed, refused, or been unable to perform any of its material obligations hereunder, or materially breached any of its representations or warranties hereunder and failed to cure the same within 30 days after receipt of written notice from the Placement Agent specifying such failure or breach; or (b) if, in the Placement Agent's opinion, there has occurred an event materially and adversely affecting the value of the Common Stock; or (c) the due diligence investigation of the Company by the Placement Agent shall not be satisfactorily completed to the Placement Agent's sole satisfaction or (d) failure to obtain shareholder approval for the maximum Offering shall terminate this Agreement as to the maximum Offering or (e) failure to reduce outstanding options and warrants to satisfy the requirements of the Investment Act. Such due diligence shall be completed within 10 business days following delivery to the Placement Agent of a Confidential Private Placement Memorandum satisfactory to the Placement Agent. Any termination of this Agreement pursuant to this Section 8 shall constitute a termination of all provisions and obligations contained herein including, Sections 5.4 and 5.5, and the Company shall be liable to the Placement Agent only for the $15,000 non-refundable deposit paid herewith.

     9. Termination by Company. The Company shall have the right to terminate this Agreement (including, without limitation, Sections 5.4 and 5.5) upon written notice to the Placement Agent, as herein specified, in the event the Placement Agent fails to sell the Minimum Units during the Offering Period. In the event of such termination, the Company shall be liable to the Placement Agent only for the $15,000 non-refundable deposit paid herewith. In addition, the Company shall have the right to terminate this Agreement (including, without limitation, Sections 5.4, 5.5 and 6.3) upon written notice to the Placement Agent, as herein specified, in the event that the Placement Agent substantially ceases operations. In the event of such termination, the Company shall be liable to the Placement Agent only for obligations that have fully accrued prior to the date of such termination.

     10. Notices. Any notice hereunder shall be in writing and shall be effective when delivered in person or by facsimile transmission, or mailed by certified mail, postage prepaid, return receipt requested, to the appropriate party or parties, at the following addresses: if to the Placement Agent, to Walsh Manning

Securities, LLC, 90 Broad Street, New York, New York 10004, Attention:
Theodore J. Burns, Senior Managing Director (Fax No. 212-422-5855); with a copy to McLAUGHLIN & STERN, LLP, 260 Madison Avenue, New York, New York 10016 (Fax No. 212-448-0066); if to the Company: Walnut Financial Services, Inc. 8000 Towers Crescent Drive, Suite 1070 Vienna, Va. 22182, Attention: Joel S. Kanter, Chief Executive Office (Fax No. 703-448-7751); with a copy to Barack Ferrazzano Kirschbaum Perlman & Nagelberg, 333 W. Wacker Drive, Suite 2700, Chicago, Ill. 60606, (Fax No. 312-984-3150); or, in each case, to such other address as the parties may hereinafter designated by like notice.

     11. Parties. This Agreement will inure to the benefit and be binding upon the Placement Agent, the Company and their respective successors and assigns. This Agreement is intended to be, and is for the sole and exclusive benefit of the parties hereto and the persons described in Section 7(a) and 7(b) hereof, and their respective successors and assigns, and for the benefit of no other person (including, without limitation, any Subscriber), and no other person will have any legal or equitable right, remedy or claim under, or in respect of this Agreement.

     12. Amendment and/or Modification. Neither this Agreement, nor any term or provision hereof, may be changed, waived, discharged, amended, modified or terminated orally, or in any manner other than by an instrument in writing signed by each of the parties hereto.

     13. Further Assurances. Each party to this Agreement will perform any and all acts and execute any and all documents as may be reasonably necessary and proper under the circumstances in order to accomplish the intents and purposes of this Agreement and to carry out its provisions.

     14. Validity. In case any term of this Agreement will be held invalid, illegal or unenforceable, in whole or in part, the validity of any of the other terms of this Agreement will not in any way be affected thereby.

     15. Waiver of Breach. The failure of any party hereto to insist upon strict performance of any of the covenants and agreements herein contained, or to exercise any option or right herein conferred in any one or more instances, will not be construed to be a waiver or relinquishment of any such option or right, or of any other covenants or agreements, and the same will be and remain in full force and effect.

     16. Entire Agreement. This Agreement contains the entire agreement and understanding of the parties with respect to the subject matter hereof and thereof, respectively, and there are no representations, inducements, promises or agreements, oral or otherwise, not embodied in this Agreement and/or in the Letter of

Intent. Any and all prior discussions, negotiations, commitments and understanding relating to the subject matter of these agreements are superseded by them.

     17. Counterparts. This Agreement may be executed in counterparts and each of such counterparts will for all purposes be deemed to be an original, and such counterparts will together constitute one and the same instrument.

     18. Law. This Agreement will be deemed to have been made and delivered in New York City and will be governed as to validity, interpretation, construction, effect and in all other respects by the internal laws of the State of New York.

     19. Representations, Warranties and Covenants to Survive Delivery.
Subject to Sections 8 and 9 above, the respective representations, indemnities, agreements, covenants, warranties and other statements of the Company and the Placement Agent shall survive execution of this Agreement and delivery of the Units.

     If you find the foregoing is in accordance with our understanding, kindly sign and return to us a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement between us.


                                         Very truly yours,

                                         WALNUT FINANCIAL SERVICES, INC.


                                         By: /s/ Joel S. Kanter
                                             -------------------------------
                                             Joel S. Kanter, Chief Executive
                                              Officer


AGREED:

WALSH MANNING SECURITIES, LLC


By:
   --------------------------------
   Craig Gross, President

                                SCHEDULE 2.1

                            List of Subsidiaries

                                          Percentage Owned Directly
                                              or Indirectly by
                                       Walnut Financial Services. Inc.
                                       -------------------------------
Walnut Capital Corp.                                100 %

Walnut Funds, Inc.                                  100%

WGP Management Company, Inc.                         40%

Walnut GP, L.L.C.                                    40%

Walnut Consulting, Inc.                             100%

Universal Bridge Fund, Inc.                         100%

Universal Partners, L.P.                             83%*

F&G Holdings LLC                                     50%


* 83% of the outstanding limited partnership interest. In addition, Walnut Financial Services, Inc., through Universal Bridge Fund, Inc., owns 50% of the 1% general partnership interest.

                                SCHEDULE 2.2

                               Authorized Capital


As of September 30, 1997, the number of outstanding common stock was 14,659,172.

                                SCHEDULE 2.3

                         PREEMPTIVE RIGHTS; OPTIONS



     There are no preemptive rights. As of September 30, 1997, the number of outstanding shares or options was 2,278,054.

                                SCHEDULE 2.5

                               Pending Actions



None.

                                SCHEDULE 2.7

     The Offering Documents describe certain consents, including the approval of the Company's shareholders for the maximum offering and the consent of enough holders of Universal Warrants (as defined in the Offering Documents).

                                SCHEDULE 6.3

                        Necessary Lock-Up Agreements
                        ----------------------------

          Shareholders                                Number of Shares
          ------------                                ----------------
Solomon A. Weisgal, Trustee of Bea Ritch                  339,659
Trusts

Federal Business Investment Company                       540,159

Jay M. Haft                                                75,000

The Holding Company                                       366,043

Kanter Family Foundation                                  282,993

Lawrence Kaplan                                           193,381

Stanley Kaplan                                            287,003

Victoria Ross                                              50,000

Solomon A. Weisgal, Trustee of the Rainbow                 89,062
Trusts

Windy City, Inc.                                          455,033